UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2009

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.

On May 15, 2009, Quicksilver Resources Inc. (“Quicksilver”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with ENI US Operating Co. Inc. and ENI Petroleum US LLC (collectively, the “Buyers”) to sell to Buyers an undivided twenty-seven and five-tenths percent (27.5%) of Quicksilver’s undivided interests in certain oil and gas leases, royalty interests, mineral interests and related assets (the “Assets”) located in the Fort Worth Basin in the State of Texas for a purchase price payable at closing of $280,000,000 in cash.  The purchase price to be paid under the Purchase Agreement is subject to certain purchase price adjustments.

The transactions contemplated by the Purchase Agreement are expected to close on June 15, 2009, subject to the satisfaction or waiver of other customary closing conditions.  Possession of the Assets will be transferred at the closing, but certain associated financial benefits and burdens will be transferred effective as of April 1, 2009.

The Purchase Agreement contains customary representations, warranties, covenants, indemnification obligations and closing conditions.  Subject to certain conditions and exceptions, the Purchase Agreement may be terminated prior to the closing under certain circumstances, including that (a) the parties mutually consent to the termination, (b) the closing has not occurred prior to the close of business on July 1, 2009, (c) there is a failure to perform in all material respects certain covenants, (d) there is a material breach of representations and warranties, (e) a casualty loss results in the decrease in the value of the Assets by at least $20,000,000 and (f) purchase price reductions on account of title defects and/or the loss of certain rights with respect to certain option properties exceeds $28,000,000.

The foregoing summary is not intended to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

  (d) Exhibits.

Exhibit Number	Description
10.1	Asset Purchase Agreement, dated as of May 15, 2009, by and among Quicksilver Resources Inc., as Seller, and ENI US Operating Co. Inc. and ENI Petroleum US LLC, as Buyers.
99.1	Press Release dated May 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook
Philip Cook
Senior Vice President -
Chief Financial Officer

Date: May 18, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Asset Purchase Agreement, dated as of May 15, 2009, by and among Quicksilver Resources Inc., as Seller, and ENI US Operating Co. Inc. and ENI Petroleum US LLC, as Buyers.
99.1	Press Release dated May 18, 2009.